[EXHIBIT 10.4]


               International Imaging Systems, Inc.

                             Buyers

                       September 19, 2006

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            Buyers                                Shares
                                                Purchased
      ----------------------------------------------------
        Fink Family Trust                        166,667
      ----------------------------------------------------
        John C. Kleinert                         166,667
      ----------------------------------------------------
        Helen Kohn                               166,667
      ----------------------------------------------------
        Ronit Sucoff                             166,667
      ----------------------------------------------------
        Windmere Insurance Company               433,333
      ----------------------------------------------------
        Larry Chimerine                          166,667
      ----------------------------------------------------
        Vision Opportunity Master Fund           500,000
      ----------------------------------------------------
        Shelley Wine                              81,667
      ----------------------------------------------------
        Shadow Capital, LLC                      200,000
      ----------------------------------------------------
        Stanley Goldberg and Lynn G.
          Intratter, Trustees, Stanley Goldberg
          Revocable Trust dated 12/17/93         100,000
      ----------------------------------------------------
        Ralph O. Olson                           700,000
      ----------------------------------------------------
        Jayden J. Olson                           93,333
      ----------------------------------------------------
        Martin A. Sumichrast                     265,000
      ----------------------------------------------------
        Cindy R. Sumichrast                      100,000
      ----------------------------------------------------
        Isabelle M. Sumichrast                   100,000
      ----------------------------------------------------
        Martin A. Sumichrast, II                 100,000
      ----------------------------------------------------
        Andrew T. Sumichrast                     100,000
      ----------------------------------------------------
        Caroline G. Sumichrast                   100,000
      ----------------------------------------------------
        Menlo Venture Partners                   396,666
      ----------------------------------------------------
        Castle Bison                             396,666
      ----------------------------------------------------